UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 31, 2010

AMERON INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9102	77-0100596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
245 South Los Robles Avenue Pasadena, California (Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:  (626) 683-4000

(Former name or former address, if changed since last report):  None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.          Results of Operations and Financial Condition.

On March 31, 2010, Ameron International Corporation (the "Company") issued a press release regarding the Company's results of operations for the first quarter ended February 28, 2010.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07.          Submission of Matters to a Vote of Security Holders.

The Company's 2010 Annual Meeting of Stockholders (the "Annual Meeting") was held on March 31, 2010.  As of the record date for the Annual Meeting, February 9, 2010, there were 9,220,790 shares of common stock issued, outstanding and entitled to vote at the Annual Meeting.

Proposal One – Election of Directors

At the Annual Meeting, stockholders elected two Class III directors, J. Michael Hagan and Barry L. Williams, to hold office until the 2013 Annual Meeting, or until their respective successors have been elected and qualified.

	For	Withheld	Broker Non-Votes

J. Michael Hagan	5,226,468	2,361,228	694,362

Barry L. Williams	7,126,210	461,487	694,362

Proposal Two – Ratification of Appointment of Independent Registered Public Accounting Firm

At the Annual Meeting, stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending November 30, 2010.

For	Against	Abstain	Broker Non-Votes

8,212,320	49,714	20,025	0

Proposal Three – Independent Chairman of the Board

At the Annual Meeting, 5,120,984 shares (55.53% of shares outstanding) were voted to amend Article VI, Section 4.02 of the Company's bylaws to require that the Chairman of the Board of Directors, if there is one, be an independent director.  Pursuant to the Company's Certificate of Incorporation, the bylaw amendment required the affirmative vote of 80% of the outstanding shares entitled to vote thereon in order to become effective.  Accordingly, the bylaw amendment did not become effective.

For	Against	Abstain	Broker Non-Votes

5,120,984	2,360,607	106,105	694,363

Item 8.01.     Other Events.

On April 1, 2010, the Company issued a press release announcing its quarterly dividend. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release, dated March 31, 2010.

99.2	Press Release, dated April 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERON INTERNATIONAL CORPORATION

	By:	/s/ Javier Solis
	Name:	Javier Solis
	Title:	Secretary

Dated: April 1, 2010

EXHIBIT INDEX

Exhibit
99.1	Press Release dated March 31, 2010
99.2	Press Release dated April 1, 2010